Exhibit 32.1


                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Annual Report on Form 10-K (the "Report") of Alpha Holding, Inc. (the "Company") for the year ended December 31, 2003, each of the undersigned, John R. Rice III, the Chief Executive Officer of the Company, and Joseph F. Ingrassia, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   April 21, 2004                     /s/  John R. Rice III
                                            -----------------------------------
                                                 John R. Rice III
                                                 Chief Executive Officer



Dated:   April 21, 2004                     /s/  Joseph F. Ingrassia
                                            -----------------------------------
                                                 Joseph F. Ingrassia
                                                 Chief Financial Officer